Notes Receivables	12 Months Ended
Dec. 31, 2024
Notes Receivables [Abstract]
NOTES RECEIVABLES

NOTE 4 — NOTES RECEIVABLES

Notes receivable consisted of the following:

	December 31,	December 31,
Maturity Date	2024	2023
Within the first quarter of 2024	$-	$70,830
Within the second quarter of 2024	-	165,824
Within the first quarter of 2025	161,413	-
Within the second quarter of 2025	360,918	-
Total	$522,331	$236,654

Notes receivable consist of bank acceptance notes received from customers in connection with the sale of the Company’s products. These notes are issued by financial institutions and represent an unconditional obligation of the issuing bank to pay the full-face value at maturity. The notes are non-interest bearing and generally mature within six to twelve months from the date of issuance.